
                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                            Number         Market
                             Common Stocks                                  of Shares      Value
-----------------------------------------------------------------          -----------    ---------


Electronic Equipment (15.1%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)             9,000        $385,875
   Molex, Inc.
      (Supplier of interconnection products)                                  5,000         221,875
                                                                                           --------
                                                                                            607,750
                                                                                           --------
Computer Equipment (14.4%)
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and
      memory chips)                                                           3,000         395,812
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                 1,550         182,900
                                                                                           --------
                                                                                            578,712
                                                                                           --------
Industrial Services (12.1%)
   G & K Services, Inc. Class A
      (Uniform rental service)                                                9,000         175,922
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                        6,600         311,850
                                                                                           --------
                                                                                            487,772
                                                                                           --------
Financial Services (11.0%)
   American International Group
      (Major international insurance holding company)                         1,737         190,201
   State Street Corporation
      (Provider of U.S. and global securities custodial services)             2,600         251,875
                                                                                           --------
                                                                                            442,076
                                                                                           --------
Investment Management (9.4%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                           9,500         375,250
                                                                                           --------
Specialty Retailing  (8.8%)
   Office Depot *
      (Large retailer and direct marketer of office supplies)                15,500         179,219
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                             3,150         174,825
                                                                                           --------
                                                                                            354,044
                                                                                           --------

*Non-income producing security



                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                                                                            Number         Market
                             Common Stocks(continued)                       of Shares      Value
-----------------------------------------------------------------          -----------    ---------


Software (5.8%)
   Microsoft Corporation *
      (Personal computer software)                                            2,200        $233,750
                                                                                           --------
Restaurants (4.7%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                 5,000         187,813
                                                                                           --------
Pharmaceutical (4.7%)
   Merck & Company
      (Prescription pharmaceuticals)                                          3,000         186,375
                                                                                           --------
Medical Products (4.4%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                        3,400         174,888
                                                                                           --------
Biotechnology (3.6%)
   Techne Corporation *
      (Leading producer of biotechnology products)                            2,100         144,900
                                                                                           --------



Total Common Stocks - 94.0%                                                               3,773,330
Cash and Other Assets, Less Liabilities - 6.0%                                              243,006
                                                                                           --------
Net Assets - 100%                                                                        $4,016,336
                                                                                           ========

Net Asset Value Per Share
(Based on 270,816 shares outstanding at March 31, 2000)                                  $    14.83
                                                                                           ========

*Non-income producing security

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